As filed with the Securities and Exchange Commission on May 22, 2014

Registration No. 333-179304

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 10

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FORESIGHT ENERGY LP

(Exact name of registrant as specified in its charter)

Delaware	1220	80-0778894
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

211 North Broadway

Suite 2600

Saint Louis, MO 63102

(314) 932-6160

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Oscar Martinez

Chief Financial Officer

211 North Broadway

Suite 2600

Saint Louis, MO 63102

(314) 932-6160

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

William M. Hartnett, Esq. William J. Miller, Esq. Kimberly C. Petillo-Décossard, Esq. Cahill Gordon & Reindel LLP 80 Pine Street New York, New York 10005 Telephone: (212) 701-3000 Fax: (212) 269-5420	Mike Rosenwasser, Esq. E. Ramey Layne, Esq. Vinson & Elkins L.L.P. 666 Fifth Avenue New York, New York 10103 Telephone: (212) 237-0000 Fax: (212) 237-0100	Jason R. Lehner, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, New York 10022 Telephone: (212) 848-4000 Fax: (646) 848-7974	Joshua Davidson Douglass M. Rayburn Baker Botts L.L.P. One Shell Plaza 910 Louisiana Street Houston, Texas 77002 Telephone: (713) 229-1234

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the “Securities Act”), check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Proposed maximum aggregate offering price(1)(2)	Amount of registration fee(3)
Common units representing limited partner interests	$300,000,000	$34,380

(1)	Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes common units that the underwriters have the option to purchase to cover over-allotments, if any.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 10 to the Registrant’s Registration Statement on Form S-1 (File No. 333-179304) is being filed for the sole purpose of adding certain schedules and exhibits to previously filed exhibits to the Registration Statement, as indicated in Item 16 of Part II of this Amendment No. 10. No changes or additions are being made to the prospectus constituting Part I of the Registration Statement (not included herein) or to Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this Amendment No. 10 consists only of the facing page, this explanatory note and Item 16 of Part II, the signature page and the Exhibit Index of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Documents

1.1**	Form of Underwriting Agreement

3.1**	Certificate of Limited Partnership of Foresight Energy LP

3.2**	Form of Partnership Agreement of Foresight Energy LP (included as Appendix A to the Prospectus)

4.1**	Form of Registration Rights Agreement

4.2**	Indenture, dated as of August 23, 2013, by and among Foresight Energy LLC, Foresight Energy Finance Corporation, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1**	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

8.1**	Opinion of Vinson & Elkins L.L.P. relating to tax matters

10.1**	Form of Contribution, Conveyance and Assumption Agreement

10.3**	Form of Long-Term Incentive Plan

10.4**	Amendment Agreement (including the Amended and Restated Credit Agreement), dated as of August 23, 2013 by and among Foresight Energy LLC, certain subsidiaries of Foresight Energy LLC, Citibank, N.A., as administrative agent, and the lenders party thereto

10.5	Credit Agreement, dated as of January 5, 2010, by and among Sugar Camp Energy LLC, as the borrower, Foresight Energy LLC, as a guarantor, Crédit Agricole Corporate and Investment Bank, as Administrative Agent (formerly known as Calyon New York Branch) and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent (formerly known as CALYON Deutschland Niederlassung Einer Französischen Societé Anonyme) (the “Sugar Camp Credit Agreement”)

10.6**	First Amendment to the Sugar Camp Credit Agreement dated as of February 5, 2010, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.7**	Second Amendment to the Sugar Camp Credit Agreement and First Amendment to Foresight Guarantee, dated as of August 4, 2010, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.8**	Third Amendment to the Sugar Camp Credit Agreement, dated as of September 24, 2010, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

Exhibit Number	Description of Documents

10.9

Fourth Amendment to the Sugar Camp Credit Agreement, dated as of May 27, 2011, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment

Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.10**	Fifth Amendment to the Sugar Camp Credit Agreement and First Amendment to Guaranty, dated as of March 8, 2012, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.11**	Sixth Amendment to the Sugar Camp Credit Agreement and Second Amendment to Guaranty, dated as of August 23, 2013, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.12	Guaranty of the Sugar Camp Credit Agreement by Foresight Energy LLC, as guarantor, in favor of Crédit Agricole Corporate and Investment Bank, as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent dated May 27, 2011

10.13	Credit Agreement, dated as of May 14, 2010, by and among Hillsboro Energy LLC, as the borrower, Foresight Energy LLC, as a guarantor, Credit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent (the “Hillsboro Credit Agreement”)

10.14**	First Amendment to the Hillsboro Credit Agreement, dated as of June 17, 2010, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.15**	Second Amendment to the Hillsboro Credit Agreement and First Amendment to Foresight Guaranty dated as of August 4, 2010, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.16**	Third Amendment to the Hillsboro Credit Agreement dated as of September 24, 2010, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.17	Fourth Amendment to the Hillsboro Credit Agreement dated as of May 27, 2011, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

Exhibit Number	Description of Documents

10.18**	Fifth Amendment to the Hillsboro Credit Agreement and First Amendment to Guaranty dated as of March 8, 2012, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.19**	Sixth Amendment to the Hillsboro Credit Agreement and Second Amendment to Guaranty dated as of August 16, 2013, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.20	Guaranty of the Hillsboro Credit Agreement by Foresight Energy LLC, as guarantor, in favor of Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent dated May 27, 2011

10.21	Illinois Coal Lease dated July 1, 2002 from the United States of America, as Lessor acting through its legal agent, the Tennessee Valley Authority, (“TVA”), to Illinois Fuel Company, LLC, as Lessee (“Illinois Coal Lease”), which was assigned to Ruger Coal Company, LLC, with such assignment and transfer being consented to by TVA, by an Assignment and Assumption Agreement effective on August 4, 2009 (“Assignment and Assumption Agreement”) by and among TVA, Illinois Fuel Company, LLC and Ruger Coal Company, LLC wherein TVA consented to “the mining of the Lease reserves by Sugar Camp Energy, LLC, and with Ruger Coal Company, LLC agreeing that Sugar Camp Energy, LLC can mine the Illinois Coal Lease reserves and consenting to the mining of such reserves in a Consent dated effective on January 22, 2010 between Ruger Coal Company, LLC and Sugar Camp Energy, LLC (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.22**	Amendment One to Illinois Coal Lease dated April 10, 2012 between United States of America, as Lessor acting through its legal agent, the Tennessee Valley Authority (“TVA”), and Illinois Fuel Company LLC, Lessee (as assigned to Ruger Coal Company LLC under that Assignment and Assumption Agreement dated August 4, 2009 by and among TVA, Illinois Fuel Company, LLC, Assignor and Ruger Coal Company LLC, Assignee, and expressly granting Sugar Camp Energy, LLC the right to mine the reserves subject to the lease) (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.23	Amendment Two to Illinois Coal Lease effective as of August 30, 2012 by and between United States of America, as Lessor acting through its legal agent, the Tennessee Valley Authority (“TVA”), and Illinois Fuel Company LLC, Lessee (as assigned to Ruger Coal Company LLC under that Assignment and Assumption Agreement dated August 4, 2009 by and among TVA, Illinois Fuel Company, LLC, Assignor and Ruger Coal Company LLC, Assignee, and expressly granting Sugar Camp Energy, LLC the right to mine the reserves subject to the lease) (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.24**	Master Lease Agreement between PNC Equipment Finance, LLC, as Lessor and Foresight Energy Services LLC, as Lessee dated October 31, 2013, that Master Lease Guaranty delivered by Foresight Energy LLC in favor of PNC Equipment Finance, LLC in connection with Master Lease Agreement, and that Real Property Waiver for the benefit of PNC Equipment Finance, LLC by Williamson Energy LLC, Sugar Camp Energy LLC and Hillsboro Energy LLC dated October 31, 2013

Exhibit Number	Description of Documents

10.25**	Master Lease Agreement dated March 30, 2012, among BB&T Equipment Finance Corporation (“BB&T”), as Lessor, Hillsboro Energy LLC, Sugar Camp Energy, LLC and Williamson Energy, LLC, collectively as Lessee, and Foresight Energy LLC, as guarantor

10.26	Coal Mining Lease between RGGS Land & Mineral LTD., L.P. and Sugar Camp Energy, LLC dated July 29, 2005 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.27**	First Amendment to Coal Mining Lease between RGGS Land & Minerals, LTD., L.P. and Sugar Camp Energy LLC dated August 11, 2008

10.28**	Amendment dated December 21, 2010 to Coal Mining Lease between RGGS Land & Minerals, LTD., L.P. and Sugar Camp Energy, LLC

10.29	Surface Sublease between Sugar Camp Energy, LLC and Hod, LLC dated March 6, 2012

10.30	Lease Agreement dated March 6, 2012 between Hod, LLC and Sugar Camp Energy, LLC

10.31**	First Amendment to Lease Agreement dated August 23, 2013 between HOD, LLC and Sugar Camp Energy, LLC

10.32**	Materials Handling and Storage Agreement by and among Raven Energy LLC of Louisiana, Foresight Energy LLC and Savatran LLC dated January 1, 2012 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.33	Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated September 10, 2009

10.34**	Amendment No. 1 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated January 11, 2010

10.35**	Amendment No. 2 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated October 4, 2010

10.36**	Amendment No. 3 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated January 13, 2011

10.37	Amendment No. 4 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated February 2, 2012

10.38	Amendment No. 5 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated August 21, 2012.

10.39	Coal Mining Lease Agreement (5000 Foot Extension) between Independence Land Company, LLC and Williamson Energy, LLC dated March 13, 2006

10.40	Amended and Restated Coal Mining Lease Agreement between WPP LLC and Williamson Energy, LLC dated August 14, 2006

10.41**	First Amendment to the Amended and Restated Coal Mining Lease Agreement between WPP LLC and Williamson Energy, LLC dated May 19, 2008

10.42	Amendment to the Amended and Restated Coal Mining Lease Agreement between WPP LLC and Williamson Energy LLC, dated December 18, 2009

Exhibit Number	Description of Documents

10.44	Third Amendment to Amended and Restated Coal Mining Lease Agreement dated August 12, 2010 between WPP LLC and Williamson Energy, LLC

10.45	Fourth Amendment to Amended and Restated Coal Mining Lease Agreement dated June 30, 2011 but effective April 1, 2011 between WPP LLC and Williamson Energy, LLC

10.46	Partial Release of Leased Premises from Amended and Restated Coal Mining Lease Agreement dated June 30, 2011 between WPP LLC and Williamson Energy, LLC

10.47	Fifth Amendment to Amended and Restated Coal Mining Lease Agreement dated March 20, 2013 but effective March 1, 2013 between WPP LLC and Williamson Energy, LLC

10.48	Partial Release of Leased Premises from Amended and Restated Coal Mining Lease Agreement dated March 20, 2013 but effective March 1, 2013 between WPP LLC and Williamson Energy, LLC

10.49	Corrective Partial Release of Leased Premises from Amended and Restated Coal Mining Lease Agreement dated April 5, 2013 but effective March 1, 2013 between WPP LLC and Williamson Energy, LLC

10.50	Lease (Rail Load Out Lease) dated May 1, 2005 between Steelhead Development Company, LLC and Williamson Energy, LLC

10.51	Coal Mining Lease dated August 12, 2010 between Ruger Coal Company, LLC and Sugar Camp Energy, LLC

10.52**	First Amendment to Coal Mining Lease between Ruger Coal Company, LLC and Sugar Camp Energy LLC dated November 4, 2011

10.53	Second Amendment to Coal Mining Lease between Ruger Coal Company, LLC and Sugar Camp Energy LLC dated July 24, 2012

10.54	Coal Mining Lease and Sublease dated August 12, 2010 from Colt LLC to Williamson Energy, LLC

10.55	First Amendment to Coal Mining Lease and Sublease Agreement between Colt, LLC and Williamson Energy, LLC dated June 30, 2011 but effective April 1, 2011

10.56**	Second Amendment to Coal Mining Lease and Sublease Agreement between Colt LLC and Williamson Energy LLC dated February 13, 2013 but effective December 31, 2012

10.57	Third Amendment to Coal Mining Lease and Sublease Agreement between Colt, LLC and Williamson Energy, LLC dated March 20, 2013 but effective March 1, 2013

10.58	Partial Release of Premises from Coal Mining Lease and Sublease between Colt, LLC and Williamson Energy, LLC, dated March 20, 2013 but effective March 1, 2013

10.59**	Overriding Royalty Agreement dated August 12, 2010 between Ruger Coal Company LLC and Sugar Camp Energy, LLC

10.61	Coal Mining Lease (For “Reserve 1” and “Reserve 3”) dated August 12, 2010 between Colt LLC and Hillsboro Energy LLC

10.62**	First Amendment to Coal Mining Lease (For “Reserve 1” and “Reserve 3”) dated February 13, 2013 but effective December 31, 2013 between Colt LLC and Hillsboro Energy LLC

10.63	Coal Mining Lease (For “Reserve 2”) dated August 12, 2010 between Colt LLC and Hillsboro Energy LLC

10.64**	First Amendment to Coal Mining Lease (For “Reserve 2”) dated August 21, 2012 between Colt LLC and Hillsboro Energy LLC

Exhibit Number	Description of Documents

10.65**	Second Amendment to Coal Mining Lease (For “Reserve 2”) dated February 13, 2013 between Colt LLC and Hillsboro Energy LLC

10.66	Throughput Agreement dated August 23, 2013 between Hillsboro Energy LLC and Hillsboro Transport LLC

10.67**	General Terms and Conditions between Foresight Coal Sales LLC as agent for Williamson Energy LLC and Sugar Camp Energy LLC and Citigroup Global Markets Limited dated March 29, 2011, and that Purchase Order No. 1 with a Transaction Date of January 11, 2011, Purchase Order No. 2 with a Transaction Date of February 4, 2011 and Purchase Order No. 3 with a Transaction Date of March 22, 2011, as amended by the terms of that Settlement Agreement dated May 1, 2013 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.68**	Master Fuel Purchase and Sales Agreement between Williamson Energy LLC and The Dayton Power and Light Company dated August 16, 2007 and that Transaction Confirmation ID No. 507002 having a Transaction Date of October 2, 2007, as amended by Amendment One dated August 26, 2010 and Amendment Two dated January 2, 2013 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.69**	Amendment and Restatement of the Short Phantom Equity Agreement dated December 21, 2012 among Foresight Energy Services LLC, Drexel Short, Foresight Management, LLC and Foresight Reserves, L.P.

10.72**	Amended and Restated Coal Processing and Loading Agreement dated October 1, 2011 between Williamson Energy, LLC and Mach Mining, LLC

10.73**	Second Amended and Restated Contract Mining Agreement dated October 1, 2011 between Williamson Energy, LLC and Mach Mining, LLC

10.74**	Amended and Restated Coal Processing and Refuse Disposal Agreement dated October 1, 2011 between Macoupin Energy LLC and MaRyan Mining LLC

10.75**	Amended and Restated Contract Mining Agreement dated October 1, 2011 between Macoupin Energy LLC and MaRyan Mining LLC

10.76**	Amended and Restated Coal Processing and Refuse Disposal Agreement dated October 1, 2011 between Sugar Camp Energy, LLC and M-Class Mining, LLC

10.77**	Amended and Restated Contract Mining Agreement dated October 1, 2011 between Sugar Camp Energy, LLC and M-Class Mining, LLC

10.78**	Amended and Restated Coal Processing and Refuse Disposal Agreement dated October 1, 2011 between Hillsboro Energy LLC and Patton Mining LLC

10.79**	Amended and Restated Contract Mining Agreement dated October 1, 2011 between Hillsboro Energy LLC and Patton Mining LLC

10.80**	Contract Mining Agreement dated August 1, 2013 between Sugar Camp Energy, LLC and Viking Mining LLC

21.1**	List of Subsidiaries of Foresight Energy LP

23.1**	Consent of Independent Registered Public Accounting Firm for Foresight Energy LP

23.2**	Consent of Independent Registered Public Accounting Firm for Foresight Energy LLC

23.3**	Consent of Weir International, Inc.

23.4**	Consent of Cahill Gordon & Reindel LLP

23.5**	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 and Exhibit 8.1)

23.6**	Consent of Wood Mackenzie Limited

24.1**	Powers of Attorney

24.2**	Powers of Attorney

99.1**	Amendment No. 2 to the Registration Statement on Form S-1 of Foresight Energy LP f/k/a Foresight Energy Partners LP, previously submitted to the Securities and Exchange Commission via the confidential email system on August 3, 2012 (including all exhibits filed with such amendment)

99.2**	Amendment No. 3 to the Registration Statement on Form S-1 of Foresight Energy LP f/k/a Foresight Energy Partners LP, previously submitted to the Securities and Exchange Commission via the confidential email system on September 11, 2012 (including all exhibits filed with such amendment)

*	to be filed by amendment
**	previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of New York, State of New York, on May 22, 2014.

Foresight Energy LP

By:	Foresight Energy GP LLC

By:	/s/ Michael J. Beyer
Michael J. Beyer, Authorized Person
Foresight Reserves, L.P.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated, which are with the general partner of the registrant, on May 22, 2014:

Name and Signatures	Title

/s/ Michael J. Beyer Michael J. Beyer	Director and Chief Executive Officer and President (Principal Executive Officer)

* Oscar A. Martinez	Senior Vice President—Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Christopher Cline	Chairman of the Board of Directors

* John F. Dickinson	Director

* E. Bartow Jones	Director

*By:	/s/ Michael J. Beyer
Michael J. Beyer, Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description of Documents

1.1**	Form of Underwriting Agreement

3.1**	Certificate of Limited Partnership of Foresight Energy LP (f/k/a Foresight Energy Partners LP)

3.2**	Form of Partnership Agreement of Foresight Energy LP (included as Appendix A to the Prospectus)

4.1**	Form of Registration Rights Agreement

4.2**	Indenture, dated as of August 23, 2013, by and among Foresight Energy LLC, Foresight Energy Finance Corporation, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1**	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

8.1**	Opinion of Vinson & Elkins L.L.P. relating to tax matters

10.1**	Form of Contribution, Conveyance and Assumption Agreement

10.3**	Form of Long-Term Incentive Plan

10.4**	Amendment Agreement (including the Amended and Restated Credit Agreement), dated as of August 23, 2013 by and among Foresight Energy LLC, certain subsidiaries of Foresight Energy LLC, Citibank, N.A., as administrative agent, and the lenders party thereto

10.5	Credit Agreement, dated as of January 5, 2010, by and among Sugar Camp Energy LLC, as the borrower, Foresight Energy LLC, as a guarantor, Crédit Agricole Corporate and Investment Bank, as Administrative Agent (formerly known as Calyon New York Branch) and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent (formerly known as CALYON Deutschland Niederlassung Einer Französischen Societé Anonyme) (the “Sugar Camp Credit Agreement”)

10.6**	First Amendment to the Sugar Camp Credit Agreement dated as of February 5, 2010, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.7**	Second Amendment to the Sugar Camp Credit Agreement and First Amendment to Foresight Guarantee, dated as of August 4, 2010, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.8**	Third Amendment to the Sugar Camp Credit Agreement, dated as of September 24, 2010, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.9	Fourth Amendment to the Sugar Camp Credit Agreement, dated as of May 27, 2011, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment

Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

Exhibit Number	Description of Documents

10.10**	Fifth Amendment to the Sugar Camp Credit Agreement and First Amendment to Guaranty, dated as of March 8, 2012, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.11**	Sixth Amendment to the Sugar Camp Credit Agreement and Second Amendment to Guaranty, dated as of August 23, 2013, by and among Sugar Camp Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme (formerly known as Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme), as Hermes Agent

10.12	Guaranty of the Sugar Camp Credit Agreement by Foresight Energy LLC, as guarantor, in favor of Crédit Agricole Corporate and Investment Bank, as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent dated May 27, 2011

10.13	Credit Agreement, dated as of May 14, 2010, by and among Hillsboro Energy LLC, as the borrower, Foresight Energy LLC, as a guarantor, Credit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent (the “Hillsboro Credit Agreement”)

10.14**	First Amendment to the Hillsboro Credit Agreement, dated as of June 17, 2010, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.15**	Second Amendment to the Hillsboro Credit Agreement and First Amendment to Foresight Guaranty dated as of August 4, 2010, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.16**	Third Amendment to the Hillsboro Credit Agreement dated as of September 24, 2010, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.17	Fourth Amendment to the Hillsboro Credit Agreement dated as of May 27, 2011, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.18**	Fifth Amendment to the Hillsboro Credit Agreement and First Amendment to Guaranty dated as of March 8, 2012, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

Exhibit Number	Description of Documents

10.19**	Sixth Amendment to the Hillsboro Credit Agreement and Second Amendment to Guaranty dated as of August 16, 2013, by and among Hillsboro Energy LLC, Foresight Energy LLC, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent

10.20	Guaranty of the Hillsboro Credit Agreement by Foresight Energy LLC, as guarantor, in favor of Crédit Agricole Corporate and Investment Bank (formerly known as Caylon New York Branch), as Administrative Agent, and Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung Einer Französischen Société Anonyme, as Hermes Agent dated May 27, 2011

10.21	Illinois Coal Lease dated July 1, 2002 from the United States of America, as Lessor acting through its legal agent, the Tennessee Valley Authority, (“TVA”), to Illinois Fuel Company, LLC, as Lessee (“Illinois Coal Lease”), which was assigned to Ruger Coal Company, LLC, with such assignment and transfer being consented to by TVA, by an Assignment and Assumption Agreement effective on August 4, 2009 (“Assignment and Assumption Agreement”) by and among TVA, Illinois Fuel Company, LLC and Ruger Coal Company, LLC wherein TVA consented to “the mining of the Lease reserves by Sugar Camp Energy, LLC, and with Ruger Coal Company, LLC agreeing that Sugar Camp Energy, LLC can mine the Illinois Coal Lease reserves and consenting to the mining of such reserves in a Consent dated effective on January 22, 2010 between Ruger Coal Company, LLC and Sugar Camp Energy, LLC (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.22**	Amendment One to Illinois Coal Lease dated April 10, 2012 between United States of America, as Lessor acting through its legal agent, the Tennessee Valley Authority (“TVA”), and Illinois Fuel Company LLC, Lessee (as assigned to Ruger Coal Company LLC under that Assignment and Assumption Agreement dated August 4, 2009 by and among TVA, Illinois Fuel Company, LLC, Assignor and Ruger Coal Company LLC, Assignee, and expressly granting Sugar Camp Energy, LLC the right to mine the reserves subject to the lease) (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.23	Amendment Two to Illinois Coal Lease effective as of August 30, 2012 by and between United States of America, as Lessor acting through its legal agent, the Tennessee Valley Authority (“TVA”), and Illinois Fuel Company LLC, Lessee (as assigned to Ruger Coal Company LLC under that Assignment and Assumption Agreement dated August 4, 2009 by and among TVA, Illinois Fuel Company, LLC, Assignor and Ruger Coal Company LLC, Assignee, and expressly granting Sugar Camp Energy, LLC the right to mine the reserves subject to the lease) (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.24**	Master Lease Agreement between PNC Equipment Finance, LLC, as Lessor and Foresight Energy Services LLC, as Lessee dated October 31, 2013, that Master Lease Guaranty delivered by Foresight Energy LLC in favor of PNC Equipment Finance, LLC in connection with Master Lease Agreement, and that Real Property Waiver for the benefit of PNC Equipment Finance, LLC by Williamson Energy LLC, Sugar Camp Energy LLC and Hillsboro Energy LLC dated October 31, 2013

10.25**	Master Lease Agreement dated March 30, 2012, among BB&T Equipment Finance Corporation (“BB&T”), as Lessor, Hillsboro Energy LLC, Sugar Camp Energy, LLC and Williamson Energy, LLC, collectively as Lessee, and Foresight Energy LLC, as guarantor

10.26	Coal Mining Lease between RGGS Land & Mineral LTD., L.P. and Sugar Camp Energy, LLC dated July 29, 2005 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

Exhibit Number	Description of Documents

10.27**	First Amendment to Coal Mining Lease between RGGS Land & Minerals, LTD., L.P. and Sugar Camp Energy LLC dated August 11, 2008

10.28**	Amendment dated December 21, 2010 to Coal Mining Lease between RGGS Land & Minerals, LTD., L.P. and Sugar Camp Energy, LLC

10.29	Surface Sublease between Sugar Camp Energy, LLC and Hod, LLC dated March 6, 2012

10.30	Lease Agreement dated March 6, 2012 between Hod, LLC and Sugar Camp Energy, LLC

10.31**	First Amendment to Lease Agreement dated August 23, 2013 between HOD, LLC and Sugar Camp Energy, LLC

10.32**	Materials Handling and Storage Agreement by and among Raven Energy LLC of Louisiana, Foresight Energy LLC and Savatran LLC dated January 1, 2012 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.33	Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated September 10, 2009

10.34**	Amendment No. 1 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated January 11, 2010

10.35**	Amendment No. 2 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated October 4, 2010

10.36**	Amendment No. 3 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated January 13, 2011

10.37	Amendment No. 4 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated February 2, 2012

10.38	Amendment No. 5 to the Coal Mining Lease and Sublease Agreement between WPP LLC and Hillsboro Energy LLC dated August 21, 2012.

10.39	Coal Mining Lease Agreement (5000 Foot Extension) between Independence Land Company, LLC and Williamson Energy, LLC dated March 13, 2006

10.40	Amended and Restated Coal Mining Lease Agreement between WPP LLC and Williamson Energy, LLC dated August 14, 2006

10.41**	First Amendment to the Amended and Restated Coal Mining Lease Agreement between WPP LLC and Williamson Energy, LLC dated May 19, 2008

10.42	Amendment to the Amended and Restated Coal Mining Lease Agreement between WPP LLC and Williamson Energy LLC, dated December 18, 2009

10.44	Third Amendment to Amended and Restated Coal Mining Lease Agreement dated August 12, 2010 between WPP LLC and Williamson Energy, LLC

10.45	Fourth Amendment to Amended and Restated Coal Mining Lease Agreement dated June 30, 2011 but effective April 1, 2011 between WPP LLC and Williamson Energy, LLC

10.46	Partial Release of Leased Premises from Amended and Restated Coal Mining Lease Agreement dated June 30, 2011 between WPP LLC and Williamson Energy, LLC

10.47	Fifth Amendment to Amended and Restated Coal Mining Lease Agreement dated March 20, 2013 but effective March 1, 2013 between WPP LLC and Williamson Energy, LLC

10.48	Partial Release of Leased Premises from Amended and Restated Coal Mining Lease Agreement dated March 20, 2013 but effective March 1, 2013 between WPP LLC and Williamson Energy, LLC

Exhibit Number	Description of Documents

10.49	Corrective Partial Release of Leased Premises from Amended and Restated Coal Mining Lease Agreement dated April 5, 2013 but effective March 1, 2013 between WPP LLC and Williamson Energy, LLC

10.50	Lease (Rail Load Out Lease) dated May 1, 2005 between Steelhead Development Company, LLC and Williamson Energy, LLC

10.51	Coal Mining Lease dated August 12, 2010 between Ruger Coal Company, LLC and Sugar Camp Energy, LLC

10.52**	First Amendment to Coal Mining Lease between Ruger Coal Company, LLC and Sugar Camp Energy LLC dated November 4, 2011

10.53	Second Amendment to Coal Mining Lease between Ruger Coal Company, LLC and Sugar Camp Energy LLC dated July 24, 2012

10.54	Coal Mining Lease and Sublease dated August 12, 2010 from Colt LLC to Williamson Energy, LLC

10.55	First Amendment to Coal Mining Lease and Sublease Agreement between Colt, LLC and Williamson Energy, LLC dated June 30, 2011 but effective April 1, 2011

10.56**	Second Amendment to Coal Mining Lease and Sublease Agreement between Colt LLC and Williamson Energy LLC dated February 13, 2013 but effective December 31, 2012

10.57	Third Amendment to Coal Mining Lease and Sublease Agreement between Colt, LLC and Williamson Energy, LLC dated March 20, 2013 but effective March 1, 2013

10.58	Partial Release of Premises from Coal Mining Lease and Sublease between Colt, LLC and Williamson Energy, LLC, dated March 20, 2013 but effective March 1, 2013

10.59**	Overriding Royalty Agreement dated August 12, 2010 between Ruger Coal Company LLC and Sugar Camp Energy, LLC

10.61	Coal Mining Lease (For “Reserve 1” and “Reserve 3”) dated August 12, 2010 between Colt LLC and Hillsboro Energy LLC

10.62**	First Amendment to Coal Mining Lease (For “Reserve 1” and “Reserve 3”) dated February 13, 2013 but effective December 31, 2013 between Colt LLC and Hillsboro Energy LLC

10.63	Coal Mining Lease (For “Reserve 2”) dated August 12, 2010 between Colt LLC and Hillsboro Energy LLC

10.64**	First Amendment to Coal Mining Lease (For “Reserve 2”) dated August 21, 2012 between Colt LLC and Hillsboro Energy LLC

10.65**	Second Amendment to Coal Mining Lease (For “Reserve 2”) dated February 13, 2013 between Colt LLC and Hillsboro Energy LLC

10.66	Throughput Agreement dated August 23, 2013 between Hillsboro Energy LLC and Hillsboro Transport LLC

10.67**	General Terms and Conditions between Foresight Coal Sales LLC as agent for Williamson Energy LLC and Sugar Camp Energy LLC and Citigroup Global Markets Limited dated March 29, 2011, and that Purchase Order No. 1 with a Transaction Date of January 11, 2011, Purchase Order No. 2 with a Transaction Date of February 4, 2011 and Purchase Order No. 3 with a Transaction Date of March 22, 2011, as amended by the terms of that Settlement Agreement dated May 1, 2013 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

Exhibit Number	Description of Documents

10.68**	Master Fuel Purchase and Sales Agreement between Williamson Energy LLC and The Dayton Power and Light Company dated August 16, 2007 and that Transaction Confirmation ID No. 507002 having a Transaction Date of October 2, 2007, as amended by Amendment One dated August 26, 2010 and Amendment Two dated January 2, 2013 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission)

10.69**	Amendment and Restatement of the Short Phantom Equity Agreement dated December 21, 2012 among Foresight Energy Services LLC, Drexel Short, Foresight Management, LLC and Foresight Reserves, L.P.

10.72**	Amended and Restated Coal Processing and Loading Agreement dated October 1, 2011 between Williamson Energy, LLC and Mach Mining, LLC

10.73**	Second Amended and Restated Contract Mining Agreement dated October 1, 2011 between Williamson Energy, LLC and Mach Mining, LLC

10.74**	Amended and Restated Coal Processing and Refuse Disposal Agreement dated October 1, 2011 between Macoupin Energy LLC and MaRyan Mining LLC

10.75**	Amended and Restated Contract Mining Agreement dated October 1, 2011 between Macoupin Energy LLC and MaRyan Mining LLC

10.76**	Amended and Restated Coal Processing and Refuse Disposal Agreement dated October 1, 2011 between Sugar Camp Energy, LLC and M-Class Mining, LLC

10.77**	Amended and Restated Contract Mining Agreement dated October 1, 2011 between Sugar Camp Energy, LLC and M-Class Mining, LLC

10.78**	Amended and Restated Coal Processing and Refuse Disposal Agreement dated October 1, 2011 between Hillsboro Energy LLC and Patton Mining LLC

10.79**	Amended and Restated Contract Mining Agreement dated October 1, 2011 between Hillsboro Energy LLC and Patton Mining LLC

10.80**	Contract Mining Agreement dated August 1, 2013 between Sugar Camp Energy, LLC and Viking Mining LLC

21.1**	List of Subsidiaries of Foresight Energy LP

23.1**	Consent of Independent Registered Public Accounting Firm for Foresight Energy Partners LP

23.2**	Consent of Independent Registered Public Accounting Firm for Foresight Energy LLC

23.3**	Consent of Weir International, Inc.

23.4**	Consent of Cahill Gordon & Reindel LLP

23.5**	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 and Exhibit 8.1)

23.6**	Consent of Wood Mackenzie Limited

24.1**	Powers of Attorney

24.2**	Powers of Attorney

99.1**	Amendment No. 2 to the Registration Statement on Form S-1 of Foresight Energy LP f/k/a Foresight Energy Partners LP, previously submitted to the Securities and Exchange Commission via the confidential email system on August 3, 2012 (including all exhibits filed with such amendment)

99.2**	Amendment No. 3 to the Registration Statement on Form S-1 of Foresight Energy LP f/k/a Foresight Energy Partners LP, previously submitted to the Securities and Exchange Commission via the confidential email system on September 11, 2012 (including all exhibits filed with such amendment)

*	to be filed by amendment
**	previously filed